  During the course of this presentation, management may make forward-looking statements regarding financial performance and future events.
  We will attempt to identify these statements by use of words such as expect, believe, anticipate, intend, and other words that denote future events. You should understand that, even though our forward looking statements are based on assumptions we believe are reasonable when made, they are still subject to uncertainties that could cause actual results to differ materially from those in the forward-looking statements.
  We caution you to consider the important risk and other factors as set forth in the forward- looking statements section and in Item 1A risk factors in our Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission that could cause actual results to differ from those in the forward-looking statements as contained in this presentation.
  Forward looking statements made herein are summaries of previous public disclosures, do not represent revised guidance, and we do not undertake to revise or update them from the date or dates of previous disclosure.

Ongoing Success in the Specialty Ingredients Product Group is Key to Achieving 2015 Goals

Neil Salmon – Chief Financial Officer
Innophos Holdings, Inc.



CJS Securities
12th Annual "New Ideas For The New Year" Conference

January 11, 2012

Innophos

Overview Of Innophos

- Leading producer of specialty grade phosphate products for the Food, Pharmaceutical and Industrial markets
- (NASDAQ: IPHS) Listed in 2006
- 100% free float, no major shareholder
- Company origins date back over 100 years; formerly a division of Rhodia, taken private by Bain Capital in 2004
- Annual revenues $794 million (LTM 9/11)
- Total assets: $627 million (FY 2010)
- Headquartered in Cranbury, NJ with operations in U.S., Mexico, Canada and China
- Approximately 1,000 employees worldwide

Innovate with Phosphate

Innophos

- Leading producer of specialty grade phosphate products for the Food, Pharmaceutical and Industrial markets
- (NASDAQ: IPHS) Listed in 2006
- 100% free float, no major shareholder
- Company origins date back over 100 years; formerly a division of Rhodia, taken private by Bain Capital in 2004
- Annual revenues $794 million (LTM 9/11)
- Total assets: $627 million (FY 2010)
- Headquartered in Cranbury, NJ with operations in U.S., Mexico, Canada and China
- Approximately 1,000 employees worldwide

Innovate with Phosphate

Specialty Phosphates includes 3 Product Groups with Specialty Ingredients the Primary Focus. GTSP & Other is Reported Separately

Reporting Segments

- US & Canada Specialty Phosphates
- Mexico Specialty Phosphates
- GTSP & Other

Product Groups



LTM
9/11
13%
GTSP & Other
11%
STPP & Detergent Grade Acid
16%
Food Grade Purified Phosphoric Acid
60%
Specialty Ingredients

Innophos

Supply Chain Strength Especially in Food Grade PPA and Specialty Ingredients is Key to Innophos Success



Phosphate Rock & Sulfur
Merchant Grade Acid (MGA) (fertilizer)
Purified Phosphoric Acid (PPA)
Specialty Ingredients & STPP
Product Groups
Rock Supply
Merchant Grade Acid
Food Grade PPA
Specialty Phosphate Salts & Acids
Specialty Ingredients
Food Grade PPA
Detergent Grade PPA
Detergent Grade STPP
Detergent Grade STPP & PPA
Co-Product
GTSP & Other

Innophos

Specialty Phosphate Goals Through 2015

Operating Income Growth

7-10% average per annum

Volume Growth
At 2x The Market
4-6% p.a.



2015
2011

Margin ($/ton)
Improvement
3-4% p.a.

= Strong Cash Flow Generation

Operating Income Growth

7-10% average per annum

Volume Growth At 2x The Market 4-6% p.a.


2015
2011

Margin ($/ton) Improvement 3-4% p.a.

Ongoing Success in the Specialty Ingredients Product Group is Key to Achieving 2015 Goals

Specialty Ingredients Applications


Bakery Leavening


Deli Meat


Seafood


Toothpaste Abrasives


Pharmaceutical Tablet Excipients


Mineral Fortification


Water Treatment


Asphalt Modifiers


Fire Suppressant

Market leader in all key segments in North America

Leading product market positions globally


LTM
9/11
34%
Industrial
Applications
66%
Consumer
Markets

Specialty Ingredients: Attractive Margins, Sustainability Of Earnings And Ability To Grow Are Built On The Following Drivers

1. Market Leadership
2. Customer Relationships
3. Product Range

→ **Drives Margins & Sustainability**

4. Innovation
5. Geographic Expansion

→ **Drives Growth**

Innophos

Growth Drivers are Innovation And Geographic Expansion With a Target to Achieve 2x The Rate Of Market Growth


Geographic
Expansion 1-2%
Innovation
1-2%
Market Growth
2-3%



Innophos Acquisition Strategy Aims to Support Growth Through:

1 Core Acquisitions

Accelerate Growth In Specialty Phosphates

2 Adjacent Acquisitions

Extending Product Range In Higher Growth Market Niches

KELATRON

World Leader in Bioactive Mineral Nutrients

- Adjacency strategy: Kelatron Acquisition
- Based in Odgen, Utah
- Leader in bioactive mineral nutrients sold into the nutritional and dietary supplements markets
- Leading supplier of Potassium, Chromium, Zinc and amino acid salts used in fortified foods and nutrition supplements
- Add $13M in revenue at similar margins to existing Specialty Ingredients

Innophos

Ongoing Strong Cash Flow Generation Is Expected To Drive Growth And Cash Returns To Shareholders

Capital Expenditure expected to average ~$40m through 2015;
ROIC targeted to improve to ≥ 20%

Bolt-on Acquisitions targeted to double organic growth rate

Steady increase in dividend expected;
Share buyback to continue, at a minimum offsetting annual dilution from LTIP grants

Capital Allocation

Innophos

GTSP & Other

LTM
9/11


Mexico Specialty Phosphates
22%
65%
US & Canada Specialty Phosphates
13%

13% Of The Innophos Portfolio

Granular Triple Super Phosphate (GTSP) Market Update

- GTSP & Other primarily includes revenue on sales of our fertilizer co-product
- This segment sees demand and pricing more closely linked to overall phosphate fertilizer market conditions
  - Recent industry publications have reported lower short term spot pricing on weaker demand conditions in some regions contributing to customer caution on purchase commitments
  - Fertilizer majors have reduced production to stabilize prices, but it is too early to be confident on overall trends in 2012
- End fourth quarter / early first quarter typically sees weaker seasonal demand and so market conditions are always more difficult to predict and do not always reliably indicate trends for the coming year

Innophos

We Are Proud of Our Track Record Since Becoming a Public Company, But Our Focus Is On The Future:

1. We are targeting growth through product innovation and geographic expansion, organically and through acquisition
2. We aim to maintain and improve our margins through the value of our products and the strength of our business mix
3. We plan to strengthen our already attractive strategic position particularly by continuing to enhance our industry leading supply chain
4. We expect continuing strong cash flow supporting growth investment as well as cash returns to shareholders

All Of Which We Believe Creates A Compelling Case For Investing In Innophos

Innophos

Financial Performance Summary

Financial Review: Margins Improved and Stabilized Through Specialty Focus Leading to Enhanced Mix & Pricing

($ in millions except EPS)	2006	2007	2008	2009 Adjusted (1)	2010 Adjusted (2)	LTM 9/11 Adjusted (3)
Net Sales	$542	$579	$935	$667	$714	$794
EBITDA *% Margin*	$78 *14%*	$95 *16%*	$349 *37%* (4)	$186 *28%*	$165 *23%*	$180 *23%*
Operating Inc. *% Margin*	$31 *6%*	$48 *8%*	$299 *32%*	$134 *20%*	$116 *16%*	$135 *17%*
Diluted EPS	($0.39)	($0.27)	$9.54	$3.10	$2.90	$3.82

(1) Adjustments ($ millions pretax) - $7.1 supplier dispute settlement

(2) Adjustments ($ millions pretax) - $21.0 Mexican water duties, $10.8 call premiums & accelerated deferred financing

(3) Adjustments ($ millions pretax) - $0.6 EBITDA and $(3.2) Operating Income for Mexican water duties and translation

(4) 2008 Margins benefited from success in achieving significant selling price increases following rise in market prices for raw materials. Increases in contract prices for raw materials largely delayed by pricing terms to 2009.

Financial Review: Strong Balance Sheet and ROIC Improvement Over Last Four Years

($ in millions)	2006	2007	2008	2009	2010	3Q11
Gross Debt	$400	$385	$383	$246	$149	$141
Net Debt	$369	$369	$257	$114	$85	$55
Stockholders' Equity	$61	$45	$243	$295	$331	$378
ROIC (1)	2%	5%	46%	20%	18%	20%

- $246 million of notes redeemed in 2010 with on hand cash and implementation of a new five year bank credit facility permitting up to $225 million of borrowing
- Annualized interest expense improved by $17 million ($.47 per share) as of 4Q10

(1) 2009/2010 calcultations adjusted for the effects of the previously noted charges for the supplier dispute settlement, Mexican water duties and translation, call premiums and accelerated deferred financing; 2011 based on LTM P&L

Innophos

Innophos



January 11, 2012

CJS Securities - 12th Annual
"New Ideas For The New Year" Conference